EXHIBIT 10.4




















                          PLEDGE AND SECURITY AGREEMENT


                              Dated March 31, 1990



                                     Between




                      BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.

                                 (the "Company")

                                       And


                    THE CITIZENS AND SOUTHERN NATIONAL BANK,
                                   as Trustee

                              (the "Secured Party")






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                                                 TABLE OF CONTENTS


         Section                                                            Page

         Parties.............................................................1

         Recitals............................................................1

         1.       PLEDGE AND DEPOSIT OF COLLATERAL...........................2

         2.       WARRANTIES.................................................2

         3.       FURTHER ASSURANCE..........................................3

         4.       ADMINISTRATION OF PLEDGED SECURITIES.......................3

         5.       DEFAULT AND REMEDIES.......................................5

         6.       THE SECURED PARTY..........................................6

         7.       MISCELLANEOUS.............................................10


         Signatures.........................................................11


         ATTACHMENTS TO PLEDGE AND SECURITY AGREEMENT:

         Schedule 1 - Description of Pledged Capital Stock


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                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT dated March 31, 1990 (this "Security Agreement") is between Bountiful
Psychiatric Hospital, Inc., a Utah corporation (the
"Company") and The Citizens and Southern National Bank, a national banking association, as trustee (the "Secured
Party").

                                R E C I T A L S:


                  A. The Company, Ramsay Health Care, Inc., a Delaware corporation, Cumberland Mental Health, Inc., a
North Carolina corporation, East Carolina Psychiatric
Services Corporation, a North Carolina corporation,
Havenwyck Hospital, Inc., a Michigan corporation, Mesa
Psychiatric Hospital, Inc., an Arizona corporation, and
Psychiatric Institute Of West Virginia, Inc., a Virginia corporation (collectively, the "Obligors"), have entered into the separate Note Purchase Agreements dated as of March 31, 1990 (the "Note Agreements") with the institutional investors (the "Note Purchasers") named in the Note Agreements providing for the commitment of the Note
Purchasers to purchase the 11.6% Senior Secured Notes due
March 31, 2000 in the aggregate principal amount of $56,500,000 and the 15.6% Subordinated Secured Notes due
March 31, 2000 in the aggregate principal amount of $3,000,000 constituting the joint and several obligations of the Obligors (collectively, the "Notes"), which Notes the Obligors are creating and issuing under and pursuant to that certain Trust Indenture (the "Indenture") dated as of March
31, 1990 between the Obligors and The Citizens and Southern
National Bank and Susan L. Adams, as Trustees (the
"Trustees").

                  B. The Company is the owner of 100% of the outstanding capital stock of Mesa Psychiatric Hospital, Inc.
(another joint and several Obligor on the Notes).

                  C.       The Note Purchasers have required as a
condition of their purchase of the Notes that the Company execute this Security Agreement as further security for the Notes, and the Company is willing to execute this Security
Agreement.

                  D. The Company, on and as of the date of this Agreement, owns 100% of the shares of outstanding capital stock of the corporations named in Schedule 1 hereto; said



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                                                                               2

shares being evidenced by securities more specifically identified in Schedule 1 hereto.

                  NOW, THEREFORE, as one of the inducements to and as part of the consideration for the purchase by the Note
Purchasers of the Notes and in consideration of the premises and other good and valuable consideration, the receipt whereof is hereby acknowledged:

SECTION 1.  PLEDGE AND DEPOSIT OF COLLATERAL.

                  1.1 The Company does hereby pledge, assign and deposit with the Secured Party, and grant the Secured Party a security interest in, the shares of capital stock of the corporations named in Schedule 1 hereto evidenced by the certificates described in Schedule 1 hereto, together with the proceeds thereof (hereinafter, together with any additional collateral that may be deposited with the Secured
Party hereunder, called the "Pledged Securities").

                  This pledge, deposit and grant of a security interest is made as and shall at all times constitute, subject to Section 10 of the Indenture, equal and pro rata security for the payment in full of all principal of, premium, if any, and interest on the Notes, including any and all extensions, renewals or refundings thereof in whole or in part, and the performance and observance by the Company of all covenants and conditions contained in the Notes and the Note Agreements; and as security for all expenses and charges, legal or otherwise, paid or incurred by the Secured Party in realizing upon or protecting this Security Agreement or the indebtedness hereby secured.

SECTION 2.  WARRANTIES.

                  The Company hereby represents and warrants to the Secured Party that:

                  (a) the pledged shares of capital stock described in Schedule 1 hereto are all duly authorized, validly issued, fully paid and nonassessable shares of the issuing corporation and constitute all of the issued and outstanding shares of capital stock, of any class, of each of such issuing corporations;

                  (b) the Company is the owner of the Pledged Securities and all rights incident thereto free and clear of any lien, security interest or other claim thereto other than the pledge and security interest made hereunder; and



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                                                                               3



                  (c)      the Pledged Securities have been duly
endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto.

SECTION 3.  FURTHER ASSURANCE.

                  The Company agrees on request of the Secured Party to execute and deliver to the Secured Party such other documents or instruments as shall be deemed necessary or appropriate by the Secured Party to confirm unto the Secured
Party the pledge hereunder of the Pledged Securities. As and when any other Pledged Securities shall come into the possession of the Company or under its control, the Company shall forthwith deposit and pledge the same with the Secured
Party, together with such proper instruments of assignment and transfer as the Secured Party may reasonably require, which shall include express authority to the Secured Party to vote any shares of stock included therein to the extent herein provided or permitted and to cause such authority to be recorded in the entry of transfer of such stock on the books of the corporation issuing the same.

SECTION 4.  ADMINISTRATION OF PLEDGED SECURITIES.

                  4.1 Unless and until a Default or an Event of Default, as defined in Section 6.1 of the Indenture, shall have occurred and be continuing, the Company shall be entitled:

                  (a) to vote all or any part of the Pledged Securities at any and all meetings of shareholders of the corporations which have issued the Pledged Securities and to execute consents in respect thereof, and to consent to, ratify or waive notice of any or all meetings of the shareholders with the same force and effect as if this Security Agreement had not been made, and, if necessary and upon the receipt of the written request from the Company, the Secured Party shall from time to time execute and deliver to the Company appropriate powers of attorney or proxies for that purpose, provided that without the prior, written consent of the Secured Party, the Company shall not be entitled to exercise any consensual right or power to convert or exchange any debt security pledged hereunder for any other "security" as defined in Section 2(1) of the Securities Act of 1933, as amended; and

                  (b) to receive, collect or to have paid over all dividends or interest declared or paid on the Pledged
Securities, except (i) dividends or distributions constituting stock dividends, (ii) dividends or distributions in kind, or (iii) liquidating dividends


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                                                                               4



(either partial or complete), any and all such excepted dividends and distributions to constitute and be additional security for the purposes aforesaid and to be paid over and/or pledged and deposited with the Secured Party and the Secured Party shall have in respect thereof all of the powers and rights as are herein provided in respect of the initial Pledged Securities.

                  4.2 The Company shall pay over to the Secured Party, immediately upon receipt, any money or other distribution upon or in respect of the Pledged Securities or any part thereof, other than dividends or interest which the Company is entitled to receive or retain under Section
4.1(b).

                  4.3 All payments or other distributions received by the Company upon or in respect of the Pledged Securities other than dividends or interest which the Company is entitled to receive and retain under Section 4.1(b) shall be held in trust for the Secured Party and forthwith delivered by the Company in the form received, with the Company's endorsement in blank for transfer or accompanied by an assignment or assignments sufficient to transfer title thereto, and shall constitute part of the Pledged
Securities.

                  4.4      Except as set forth in clause (i) of this
Section 4.4, the Secured Party may at any time (i) only so long as a Default or an Event of Default shall have occurred and be continuing, cause any Pledged Securities to be registered in its or its nominee's name with or without any indication of pledge or security interest, (ii) file financing statements with respect to any Pledged Securities without the signature of the Company, and (iii) deliver any of the Pledged Securities to the Company for a period of not more than 21 days or to the Issuer thereof for the purpose of making exchanges or registrations or transfers or for such other purposes in furtherance of the security interest in the Pledged Securities as the Secured Party may deem advisable.

                  4.5 The Company hereby appoints the Secured Party the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing or completing any instruments which the Secured Party may deem necessary or advisable to accomplish the purpose hereof, which appointment as attorney in-fact is irrevocable and coupled with an interest; provided, however, that the Secured Party shall have no duty or obligation to the Company or the holders of the Notes to collect or enforce payment of any of


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                                                                               5
the Pledged Securities or any claims for interest thereon whether by way of presentment, demand, protest, notice of dishonor or otherwise. Without limiting the generality of the foregoing, in the event that a Default or an Event of Default shall have occurred and be continuing the Secured
Party shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing payments of principal, interest or any other distribution or payment in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

SECTION 5.  DEFAULT AND REMEDIES.

                  5.1 The Company acknowledges and agrees that the term Event of Default wherever used in this Security
Agreement shall mean an Event of Default as defined in
Section 6.1 of the Indenture.

                  5.2 If an Event of Default shall occur and be continuing, the Secured Party shall have all the rights, remedies and options of a secured party under the Illinois
Uniform Commercial Code in respect to the Pledged Securities and, upon, but only upon, the written direction of the Required Holders, shall

                  (a) without demand on the Company or anyone, at any time or from time to time thereafter, upon ten days advance notice to the Company setting forth the time and place of such sale, sell, free from any equity of redemption in or of the Company (any such right of equity being, to the extent permitted by applicable law, hereby expressly waived and released), the Pledged Securities or any part thereof at any brokers' board or at public or private sale. The Secured
Party is authorized at any sale or other disposition of the Pledged Securities, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Pledged Securities.
Without limiting any of the other provisions hereof, the Secured Party at any such sale or sales may sell all the Pledged Securities as a unit even though the sale price thereof may be in excess of the amount remaining unpaid on the indebtedness hereby secured. No notice or advertisement of any sale or sales (whether or not adjournments of such sale occur) need be given other than as hereinabove provided for, and any such sale or sales may be adjourned from time to time by announcement at the time and place of such sale or at the time and place appointed for any adjourned sale or sales. Any sale or sales shall be for cash and may be upon such other terms and at such price or prices as may be


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                                                                               6



acceptable to the Secured Party. The Secured Party or the holder of any Note may purchase the Pledged Securities or any part thereof at any sale or sales, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note or Notes and any claims for interest matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes so turned in, including principal and interest thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash;

                  (b) revoke all powers of attorney and proxies which the Secured Party may have delivered to the Company pursuant to Section 4.1(a) and shall vote and exercise, or cause the nominee or nominees of the Secured Party to vote and exercise, such powers of an owner with respect to any Pledged Securities as the holders of 51% or more in aggregate principal amount of the outstanding Notes shall direct; and

                  (c) exercise any other rights or remedies now or hereafter existing at law or in equity or by statute.

                  5.3      The proceeds of any sale of or other
realization upon all or any part of the Pledged Securities, and any other cash at the time held by the Secured Party under this Security Agreement, shall be paid to the Trustees under the Indenture and such Trustees shall apply such proceeds in the manner provided in Section 6.10 of the Indenture.

                  5.4 The satisfaction or performance of any part of the indebtedness hereby secured shall not affect the security hereby afforded or intended to be afforded for any other indebtedness hereby secured; but the pledge hereby made shall at all times remain in full force and effect for the benefit of all indebtedness hereby secured until all such indebtedness is fully satisfied.

SECTION 6.  THE SECURED PARTY.

                  The Citizens and Southern National Bank accepts the duties and responsibilities of the Secured Party hereunder on and subject to the following terms and conditions:

                  6.1 Except during the continuance of an Event of Default known to the Secured Party, the Secured Party undertakes to perform such duties and only such duties as are specifically set forth in this Security Agreement, and


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                                                                               7
no implied covenants or obligations shall be read into this Security Agreement against the Secured Party.

                  6.2 In case an Event of Default has occurred and is continuing to the knowledge of the Secured Party, the Secured Party shall exercise such of the rights and power vested in it by this Security Agreement and use the same degree of care and skill in its exercise as an ordinary prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  6.3 No provision of this Security Agreement shall be construed to relieve the Secured Party from liability for its own negligent action, negligent failure to act, or wilful misconduct, except that:

                  (a) this Section shall not be construed to limit the effect of Section 6.1;

                  (b) the Secured Party may consult with counsel selected by the Secured Party and the advice or opinion of such counsel on legal matters shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (c) the Secured Party shall not be liable with respect to any action taken or omitted to be taken by the Secured Party in good faith in accordance with any direction or request of the Required Holders with which the Secured
Party is required by the provisions hereof to comply;

                  (d) the Secured Party shall not be liable for any error of judgment made in good faith by any of its officers unless it shall be proved that the Secured Party was negligent in ascertaining the pertinent facts;

                  (e) in the absence of bad faith on its part, the Secured Party may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any note, notice, resolution, consent, certificate, affidavit, letter, telegram, teletype message, statement, order, or other document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons; but upon receipt of instruments furnished to the Secured Party pursuant to the provisions of this Security Agreement, the Secured Party shall examine the same to determine whether or not such instruments conform to the requirements of this Security Agreement.



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                                                                               8


                  (f) no provision of this Security Agreement shall require the Secured Party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (g) the Secured Party shall not be deemed to have knowledge of any Event of Default unless and until an officer of the corporate trust department of the Secured
Party who customarily handles corporate trusts shall have actual knowledge thereof or the Secured Party shall have received written notice thereof from a Noteholder.

                  6.4 The Secured Party shall not be responsible for the correctness of the recitals and statements herein.

                  6.5 The Secured Party shall not be responsible for the validity, genuineness or effectiveness of any collateral given to or held by it or the effectiveness of the Pledge Agreements and the security interest purported to be created thereby.

                  6.6 The Secured Party and any affiliated corporation may become the owner of any Note hereby secured and be interested in any financial transaction with the Company, and the Secured Party may act as depositary or otherwise in respect to other securities of the Company, all with the same rights which it would have if not the Secured Party.

                  6.7      The Secured Party may resign and be
discharged of the trusts created by mailing notice specifying the date when such resignation shall take effect to the Company and to the holders of the Notes. Such resignation shall take effect on the day specified in such notice (being not less than 60 days after the mailing of such notice) unless previously a successor secured party shall have been appointed as hereinafter provided, in which event such resignation shall take effect immediately upon the appointment of such successor.

                  The Secured Party may be removed and/or a successor secured party may be appointed at any time by an instrument or concurrent instruments in writing signed and acknowledged by the Required Holders and delivered to the Secured Party and to the Company and, in the case of appointment of a successor secured party, to such successor secured party.


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                                                                               9

                  Any successor secured party shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any State thereof, having capital, surplus and undivided profits aggregating at least $100,000,000, if there be such a bank or trust company willing and able to accept this trust upon reasonable and customary terms.

                  6.8 Every successor secured party appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor secured party without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Company, or of any successor secured party, execute and deliver an instrument transferring to such successor secured party all the estates, properties, rights, titles, powers and trusts of such predecessor hereunder. Should any deed, conveyance or instrument in writing from the Company be required to more fully and certainly vest in such successor secured party the estates, rights, titles, powers and duties hereby vested, any and all such instruments in writing shall, on request of the successor secured party, be executed, acknowledged and delivered by the Company.

                  6.9 The Secured Party shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered, and to reimbursement for all reasonable expenses, disbursements and advances incurred or made by it in and about the admini stration of the trusts herein provided for and in and about foreclosure, enforcement or other protection of this Security Agreement or the security interest hereof
(including reasonable compensation and expenses and disbursements of its counsel and of all persons not regularly in its employ). The Company agrees to pay such compensation for services of the Secured Party and to reimburse it for such expenses, disbursements and advances and to indemnify and save harmless the Secured Party from and against all loss, liability and expense incurred in good faith and without negligence on its part in the exercise or performance of any rights, remedies or duties under this Security Agreement; and the Secured Party agrees to look solely to the Company for such payments and indemnification.



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                                                                              10

SECTION 7. MISCELLANEOUS.

                  7.1 Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Security Agreement contained by or on behalf of the Secured Party, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

                  7.2 The unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

                  7.3 The Secured Party shall release this Security Agreement and the lien hereof by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness hereby secured has been fully paid or discharged.

                  7.4 Any term, covenant, agreement or condition of this Security Agreement may be amended or compliance therewith may be waived (either generally or in a particular instance and either retrospectively or prospectively) by an instrument in writing executed by the Company and the Secured Party, if the Company shall have obtained and filed with the Secured Party the consent in writing of the Required Holders.

                  7.5 All notices or other communications required or contemplated by the provisions hereof shall, unless otherwise specified, be in writing or by direct telex-to telex, and shall be deemed to have been given or made on the fourth Business Day after deposit thereof in the United
States mail, first class postage prepaid, or when received if sent by facsimile communication or delivered by hand or by overnight courier, addressed as follows:

If to the Company:                          One Poydras Plaza
                                                    639 Loyola Avenue
                                                    Suite 1400
                                                    New Orleans, Louisiana 70113

If to the Secured Party:                    33 North Avenue, N.E.,
                                                     Suite 700
                                                     Atlanta, Georgia 30308
                                                     Attention: Corporate Trust
                                                                Department
                                                     Fax No.: (404) 897-3142




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If to any holder of Notes:          at its address for notices
                                    provided for in the Note
                                    Agreements.

or to any such party at such other address as such party may designate by notice duly given in accordance with this Section to other parties.

                  7.6 This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

                  7.7 This Security Agreement may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Security Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed, all as of the day and year first above written.

                                            BOUNTIFUL PSYCHIATRIC HOSPITAL,
                                            INC.



                                            By_______________________________
                                                     Its President

ATTEST:



____________________________
         Assistant Secretary

                                            THE CITIZENS AND SOUTHERN NATIONAL
                                              BANK, Secured Party as aforesaid



                                            By_________________________________
                                                     Its Corporate Trust Officer


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                      DESCRIPTION OF PLEDGED CAPITAL STOCK



                       Certificate         No. of
Issuing Corporation        No.             Shares      Issued in the Name of
Mesa Psychiatric            2                800       Bountiful Psychiatric
Hospital, Inc.                                         Hospital, Inc.













































                                   SCHEDULE 1
                                       to
                          PLEDGE AND SECURITY AGREEMENT